EXHIBIT 99.1

II-VI Incorporated Reports Fiscal 2015 First Quarter Earnings; EPS Increases 33% on Revenue Growth of 24% from the Year-Ago Quarter

  Operating income increased 44% compared to Q1 FY14
  Net earnings increased 27% compared to Q1 FY14

PITTSBURGH, Oct. 28, 2014 (GLOBE NEWSWIRE) -- II-VI Incorporated (Nasdaq:IIVI) ("II-VI" or the "Company") today reported results for its first fiscal quarter ended September 30, 2014.

Francis J. Kramer, President and Chief Executive Officer said, "This quarter was a good step forward. Our results were driven by improvements from most of the product portfolio, including fiber, direct diode and CO2 laser components. We expect to deliver improving results during the coming quarters as we continue identifying synergies, consolidating businesses, and decreasing costs to address end market challenges."

Below is a summary of the Company's key operating performance metrics.

	$ Millions, except per share amounts, % and basis points ("bps")
	(Unaudited)

	Three Months Ended			% Increase (Decrease) from
	Sept 30,	June 30,	Sept 30,	June 30,	Sept 30,
	2014	2014	2013	2014	2013

Bookings	$181.7	$193.3	$142.5	(6%)	28%
Revenues	$185.8	$187.9	$150.0	(1%)	24%
Net Earnings	$12.3	$12.7	$9.7	(3%)	27%
Diluted earnings per share	$0.20	$0.20	$0.15	-	33%

Other Selected Financial Metrics
Gross margin	36.5%	33.2%	37.5%	330 bps	(100 bps)
Operating margin	10.4%	7.8%	9.0%	260 bps	140 bps
EBITDA margin	16.8%	15.6%	16.8%	120 bps	0 bps
Return on sales	6.6%	6.7%	6.5%	(10 bps)	10 bps

Bookings are orders we expect to convert to revenues within the next twelve months.

As discussed below under "Use of Non-GAAP Financial Measures," the Company is presenting non-GAAP financial measures in this release. Investors should consider non-GAAP adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with generally accepted accounting principles ("GAAP"). Please refer to the attached schedules for the applicable GAAP to non-GAAP reconciliations.

Outlook

For the second fiscal quarter ending December 31, 2014, the Company currently forecasts revenues from continuing operations to range from $172 million to $180 million and earnings per share from continuing operations to range from $0.15 to $0.18 per share-diluted. Comparable results for the quarter ended December 31, 2013 were revenues from continuing operations of $171.8 million and earnings per share from continuing operations of $0.12. All financial performance measures included in these forecasts and their respective historical references were prepared in accordance with GAAP. As discussed in more detail below, actual results may differ from these forecasts due to various factors including, but not limited to, changes in product demand, competition and general economic conditions.

Segment Simplification

As of July 1, 2014, the Company has realigned from five to three reporting segments and now reports its financial results as follows: (i) II‐VI Laser Solutions, (ii) II‐VI Photonics, and (iii) II‐VI Performance Products. Segment information for all periods presented reflects the updated segment organization.

  II‐VI Laser Solutions contains the former Infrared Optics segment, the semiconductor laser portion of the former Active Optical Products segment, and smaller units of high power laser technology from the former Near-Infrared Optics segment.
  II‐VI Photonics contains the remaining majority of the former Near-Infrared Optics segment as well as the pump laser and optical amplifier businesses of the former Active Optical Products segment.
  II‐VI Performance Products contains the former Military & Materials and the former Advanced Products Group segments.

Segment Information

Operating income is defined as earnings before income taxes, interest expense and other expense or income, net.

Segment Bookings, Revenues and Operating Income
$ Millions, except %
(Unaudited)	Three Months Ended			% Increase (Decrease) from
	Sept 30,	June 30,	Sept 30,	June 30,	Sept 30,
	2014	2014	2013	2014	2013

Bookings:
II-VI Laser Solutions	$70.0	$82.0	$51.6	(15%)	36%
II-VI Photonics	66.3	64.1	40.6	3%	63%
II-VI Performance Products	45.4	47.2	50.3	(4%)	(10%)
Total Bookings	$181.7	$193.3	$142.5	(6%)	28%

Revenues:
II-VI Laser Solutions	$72.8	$71.5	$55.9	2%	30%
II-VI Photonics	63.6	61.2	42.0	4%	51%
II-VI Performance Products	49.4	55.2	52.1	(11%)	(5%)
Total Revenues	$185.8	$187.9	$150.0	(1%)	24%

Operating Income (Loss):
II-VI Laser Solutions	$12.9	$8.0	$8.9	61%	45%
II-VI Photonics	2.1	(0.9)	0.8	333%	163%
II-VI Performance Products	4.4	7.6	3.8	(42%)	16%
Total Operating Income	$19.4	$14.7	$13.5	32%	44%

Below is a reconciliation of Operating Income reported in this press release to reported Net Earnings.

Reconciliation of Operating Income to Net Earnings
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	June 30,	Sept 30,
	2014	2014	2013

Operating Income	$ 19.4	$ 14.7	$ 13.5
Interest expense	1.2	1.4	0.5
Other expense (income), net	1.7	(0.9)	0.1
Income taxes	4.2	1.5	3.2
Net Earnings	$ 12.3	$ 12.7	$ 9.7

EBITDA is defined as earnings before interest, income taxes, depreciation and amortization.

Below is a reconciliation of Operating Income reported in this press release to EBITDA.

Reconciliation of Operating Income to EBITDA
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	June 30,	Sept 30,
	2014	2014	2013

Operating income	$ 19.4	$ 14.7	$ 13.5
Depreciation and amortization	13.6	13.7	11.8
Other (expense) income	(1.7)	0.9	(0.1)
EBITDA	$ 31.3	$ 29.3	$ 25.2

Below is a reconciliation of EBITDA reported in this press release to reported Net Earnings.

Reconciliation of EBITDA to Net Earnings
$ Millions
(Unaudited)	Three Months Ended
	Sept 30,	June 30,	Sept 30,
	2014	2014	2013

EBITDA	$ 31.3	$ 29.3	$ 25.2
Interest expense	1.2	1.4	0.5
Depreciation and amortization	13.6	13.7	11.8
Income taxes	4.2	1.5	3.2
Net Earnings	$ 12.3	$ 12.7	$ 9.7

Below is a table of other selected financial information.

Other Selected Financial Information
$ Millions, except share information
(Unaudited)	Three Months Ended
	Sept 30,	June 30,	Sept 30,
	2014	2014	2013

Cash paid for capital expenditures	$ 21.5	$ 8.4	$ 6.6
Net borrowings (payments) on indebtedness	$ (5.0)	$ (21.0)	$ 97.0
Share-based compensation expense, pre-tax	$ 3.6	$ 2.6	$ 4.1
Cash paid for shares repurchased through the Company's share repurchase programs	$ 5.1	$ 8.0	$ --
Shares repurchased through the Company's share repurchase programs	481,195	583,355	--
Average diluted shares outstanding	62,788,650	63,114,932	63,946,744

Discontinued Operations

The Company's subsidiary Pacific Rare Specialty Metals & Chemicals, Inc. ("PRM"), a business in the Company's Performance Products segment, discontinued its tellurium product line during the second fiscal quarter ended December 31, 2013. Results for all periods presented reflect the presentation of the tellurium product line as a discontinued operation.

Webcast Information

The Company will host a conference call at 9:00 a.m. Eastern Time on Tuesday, October 28, 2014 to discuss these results. The conference call will be broadcast live over the internet and can be accessed by all interested parties from the Company's web site at www.ii-vi.com as well as at http://tinyurl.com/ovx9xqx. A replay of the webcast will be available for two weeks following the call.

Use of Non-GAAP Financial Measures

The Company has disclosed adjusted financial measurements in this press release that present financial information considered to be non-GAAP financial measures. These measurements are not a substitute for GAAP measurements, although the Company's management uses these measurements as an aid in monitoring the Company's on-going financial performance. The adjusted non-GAAP net earnings and adjusted non-GAAP earnings per share measure the earnings of the Company, excluding non-recurring or unusual items that are considered by management to be outside of the Company's standard operations. There are limitations associated with the use of non-GAAP financial measures, including that such measures may not be entirely comparable to similarly titled measures used by other companies, due to potential differences among calculation methodologies. Thus, there can be no assurance that items excluded from the non-GAAP financial measures will not occur in the future, or that there could be cash costs associated with items excluded from the non-GAAP financial measures. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by providing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures. Investors should consider adjusted measures in addition to, and not as a substitute for, or superior to, financial performance measures prepared in accordance with GAAP.

About II-VI Incorporated

II-VI Incorporated, a global leader in engineered materials and opto-electronic components is a vertically integrated manufacturing company that develops innovative products for diversified applications in the industrial, optical communications, military, life sciences, semiconductor equipment, and consumer markets. Headquartered in Saxonburg, Pennsylvania, with research and development, manufacturing, sales, service, and distribution facilities worldwide, the Company produces a wide variety of application-specific photonic and electronic materials and components, and deploys them in various forms including integrated with advanced software to enable our customers' success.

Forward-looking Statements

This press release contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company's performance on a going-forward basis. The forward-looking statements in this press release involve risks and uncertainties, which could cause actual results, performance or trends to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management's expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and global economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this press release include, but are not limited to: (i) the failure of any one or more of the assumptions stated above to prove to be correct; (ii) the risks relating to forward-looking statements and other "Risk Factors" discussed in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2014; (iii) the purchasing patterns from customers and end-users; (iv) the timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the Company's ability to assimilate recently acquired businesses, and risks, costs and uncertainties associated with such acquisitions; and/or (vii) the Company's ability to devise and execute strategies to respond to market conditions. The Company disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or developments, or otherwise.

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Earnings (Unaudited)
($000 except per share data)

	Three Months Ended
	September 30,	June 30,	September 30,
	2014	2014	2013
Revenues
Net sales:
Domestic	$ 61,981	$ 61,851	$ 63,690
International	123,852	126,070	86,330
Total Revenues	185,833	187,921	150,020

Costs, Expenses & Other Expense (Income)
Cost of goods sold	117,974	125,600	93,709
Internal research and development	12,943	11,322	7,747
Selling, general and administrative	35,520	36,295	35,093
Interest expense	1,204	1,415	483
Other expense (income), net	1,682	(868)	53
Total Costs, Expenses, and Other Expense (Income)	169,323	173,764	137,085

Earnings from Continuing Operations Before Income Taxes	16,510	14,157	12,935

Income Taxes	4,208	1,502	3,243

Earnings from Continuing Operations	12,302	12,655	9,692

Earnings from Discontinued Operation, net of income taxes	--	--	2

Net Earnings	$ 12,302	$ 12,655	$ 9,694

Diluted Earnings Per Share:
Continuing operations	$ 0.20	$ 0.20	$ 0.15
Discontinued operation	$ --	$ --	$ --
Consolidated	$ 0.20	$ 0.20	$ 0.15

Basic Earnings Per Share:
Continuing operations	$ 0.20	$ 0.21	$ 0.16
Discontinued operation	$ --	$ --	$ --
Consolidated	$ 0.20	$ 0.21	$ 0.16

Average Shares Outstanding - Diluted	62,789	63,115	63,947
Average Shares Outstanding - Basic	61,508	61,695	62,379

II-VI Incorporated and Subsidiaries
Condensed Consolidated Balance Sheets (Unaudited)
($000)

	September 30,	June 30,
	2014	2014
Assets
Current Assets
Cash and cash equivalents	$ 145,415	$ 174,660
Accounts receivable	162,341	136,723
Inventories	163,421	165,873
Deferred income taxes	11,482	11,118
Prepaid and refundable income taxes	5,607	4,440
Prepaid and other current assets	14,664	12,917
Total Current Assets	502,930	505,731
Property, plant & equipment, net	207,303	208,939
Goodwill	196,023	196,145
Other intangible assets, net	133,405	136,404
Investment	11,857	11,589
Deferred income taxes	1,321	4,038
Other assets	9,246	9,080
Total Assets	$ 1,062,085	$ 1,071,926

Liabilities and Shareholders' Equity
Current Liabilities
Current portion of long-term debt	$ 20,000	$ 20,000
Accounts payable	48,017	45,767
Accruals and other current liabilities	67,199	69,298
Total Current Liabilities	135,216	135,065
Long-term debt	216,733	221,960
Deferred income taxes	7,017	7,440
Other liabilities	21,278	32,418
Total Liabilities	380,244	396,883
Total Shareholders' Equity	681,841	675,043
Total Liabilities and Shareholders' Equity	$ 1,062,085	$ 1,071,926

II-VI Incorporated and Subsidiaries
Condensed Consolidated Statements of Cash Flows (Unaudited)
($000)

	Three Months Ended
	September 30,
	2014	2013
Cash Flows from Operating Activities
Net cash provided by (used in):
Continuing operations	$ 856	$ 24,114
Discontinued operation	--	273
Net cash provided by operating activities	856	24,387

Cash Flows from Investing Activities
Additions to property, plant and equipment	(21,530)	(6,573)
Payment of option to acquire business	--	(5,000)
Purchases of business, net of cash acquired	--	(90,601)
Net cash used in investing activities:
Continuing operations	(21,530)	(102,174)
Discontinued operation	--	--
Net cash used in investing activities	(21,530)	(102,174)

Cash Flows from Financing Activities
Proceeds from borrowings	--	103,000
Payments on borrowings	(5,000)	(6,000)
Purchases of treasury stock	(5,093)	--
Payment of redeemable non-controlling interest	--	(8,789)
Payments on earn-out arrangement	--	(2,200)
Proceeds from exercises of stock options	1,504	2,498
Other	(1,248)	(1,307)
Net cash provided by financing activities	(9,837)	87,202

Effect of exchange rate changes on cash and cash equivalents	1,266	359

Net (decrease) increase in cash and cash equivalents	(29,245)	9,774

Cash and Cash Equivalents at Beginning of Period	174,660	185,433
Cash and Cash Equivalents at End of Period	$ 145,415	$ 195,207

II-VI Incorporated and Subsidiaries
Reconciliation of Selected Non-GAAP Financial Measurements
($ Millions, except per share amounts)

Reconciliation of Reported Earnings from Continuing Operations to Non-GAAP Earnings from Continuing Operations
(Unaudited)

Three Months Ended
	Sept 30,	June 30,	Sept 30,
	2014	2014	2013

Reported Earnings from Continuing Operations	$ 12.3	$ 12.7	$ 9.7

Add back:
Acquisitions transaction expenses	--	--	3.5
Write-down of selenium inventory	--	--	0.7

Income tax impact on unusual items	--	--	(0.2)

Adjusted Non-GAAP Earnings from Continuing Operations	$ 12.3	$ 12.7	$ 13.7

Per share data:
Earnings from Continuing Operations:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.20	$ 0.20	$ 0.15
Earnings from Continuing Operations Basic Earnings Per Share:	$ 0.20	$ 0.21	$ 0.16

Per share, After-Tax Impact of Special Items on:
Earnings from Continuing Operations Diluted Earnings Per Share:	$ --	$ --	$ 0.06
Earnings from Continuing Operations Basic Earnings Per Share:	$ --	$ --	$ 0.06

Adjusted Non-GAAP Earnings from Continuing Operations:
Adjusted Non-GAAP Earnings from Continuing Operations Diluted Earnings Per Share:	$ 0.20	$ 0.20	$ 0.21
Adjusted Non-GAAP Earnings from Continuing Operations Basic Earnings Per Share	$ 0.20	$ 0.21	$ 0.22
CONTACT: II-VI Incorporated
         Mary Jane Raymond, Chief Financial Officer
         (724) 352-4455